Exhibit 99.1

AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of December 16, 2004, by and among: (a) BOWATER FUNDING INC., a Delaware corporation, as “Borrower”, (b) BOWATER INCORPORATED, a Delaware corporation, in its capacity as the initial “Servicer”, (c) THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation) and BLUE RIDGE ASSET FUNDING CORPORATION (collectively, the “Conduit Lenders”), (d) SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION (collectively, together with the Conduit Lenders, the “Lenders”), (e) SUNTRUST CAPITAL MARKETS, INC. and WACHOVIA BANK, NATIONAL ASSOCIATION as “Co-Agents”, and (f) SUNTRUST CAPITAL MARKETS, INC., as “Administrative Agent” (together with the Co-Agents, the “Agents”), and pertains to that certain Loan Agreement dated as of December 19, 2002 by and among the parties hereto, as previously amended (the “Existing Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Agreement.

BACKGROUND

1. Borrower desires to extend the Existing Agreement as hereinafter set forth.

2. Each of the Agents and the Lenders is willing to extend the Existing Agreement on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Amendments.

1.1. Each of the following definitions in Section 1.1 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Concentration Limit” means, as to the applicable group of Eligible Receivables:

(a) for each Obligor whose short term unsecured debt ratings are (i) equal to A-1+ by S&P and P-1 by Moody’s, 12% of the Aggregate Unpaid Balance; (ii) greater than or equal to A-1 by S&P and P-1 by Moody’s, 10% of the Aggregate Unpaid Balance; (iii) greater than or equal to A-2 by S&P and P-2 by Moody’s but less than the ratings in clause (ii) 6% of the Aggregate Unpaid Balance; or (iv) less than A-2 by S&P or P-2 by Moody’s, 3% of the Aggregate Unpaid Balance; or

(b) for each Obligor who does not have short term unsecured debt ratings from both S&P and Moody’s of at least the levels set forth in clause (a)(i), (ii) or (iii) above but who has long term unsecured debt ratings from both S&P and Moody’s which are (i) greater than or equal to both AA by S&P and Aa2 by Moody’s, 12% of the Aggregate Unpaid Balance; (ii) greater than or equal to both

A- by S&P and A3 by Moody’s but less than the ratings in clause (i), 10% of the Aggregate Unpaid Balance; or (iii) greater than or equal to BBB- by S&P and Baa3 by Moody’s but less than the ratings in clause (ii), 6% of the Aggregate Unpaid Balance;

(c) for each Obligor who does not have short term unsecured debt ratings or long term unsecured debt ratings from both S&P and Moody’s and is not a Special Obligor, 3% of the Aggregate Unpaid Balance;

(d) for each Special Obligor, 6% of the Aggregate Unpaid Balance;

(e) for all Obligors domiciled in Italy considered in the aggregate, 4.0% of the Aggregate Unpaid Balance;

(f) for all Obligors domiciled in Approved Foreign Countries (including Italy) considered in the aggregate, 15% of the Aggregate Unpaid Balance of which 15% up to two-thirds (2/3) may be denominated in Canadian dollars or Pounds Sterling;

(g) for all Eligible Receivables with payment terms of 31-45 days, 40% of the Aggregate Unpaid Balance; and

(h) for all Eligible Receivables with payment terms of 46-90 days, 15% of the Aggregate Unpaid Balance,

provided that (1) the limitations set forth in the foregoing clauses (a)-(d) above shall apply to each specified Obligor and its Affiliates, considered as if they were one and the same Person, (2) in the event that any Obligor has both long-term and short-term unsecured debt ratings from both S&P and Moody’s that are covered under the foregoing clauses (a) and (b), the short-term debt ratings under clause (a) above shall control, and (3) for purposes of determining compliance with clauses (g) and (h) above, “payment terms” shall be computed in accordance with the Prox Rules.

“Liquidity Termination Date” means, with respect to each of the Conduit Lenders, the earlier to occur of (a) December 15, 2005, as such date may be extended from time to time by such Conduit Lender’s Liquidity Banks in accordance with its Liquidity Agreement, and (b) the occurrence of an Event of Bankruptcy with respect to such Conduit Lender.

“Loss Horizon Ratio” means, on any date of determination:

(1) Except as provided in clauses (2) and (3) below, the ratio (expressed as a percentage) computed as of the last day of the most recent Calculation Period by dividing (a) the sum of (i) Credit Sales for such Calculation Period, plus (ii) Credit Sales for the immediately preceding Calculation Period, plus (iii) Credit Sales for the second (2nd) immediately preceding Calculation Period, plus (iv) Credit Sales for the third (3rd) immediately preceding Calculation Period, plus (v) 53% of Credit Sales for the fourth (4th) immediately preceding Calculation

Period, by (b) an amount equal to the Aggregate Unpaid Balance as of the last day of the most recent Calculation Period, minus the Aggregate Excess Concentration Amount as of such last day;

(2) At any time while Bowater’s unsecured senior debt is Split-Rated, the ratio (expressed as a percentage) computed as of the last day of the most recent Calculation Period by dividing (a) the sum of (i) Credit Sales for such Calculation Period, plus (ii) Credit Sales for the immediately preceding Calculation Period plus (iii) Credit Sales for the second (2nd) immediately preceding Calculation Period, plus (iv) Credit Sales for the third (3rd) immediately preceding Calculation Period, plus (v) 3% of Credit Sales for the fourth (4th) immediately preceding Calculation Period, by (b) an amount equal to the Aggregate Unpaid Balance as of the last day of the most recent Calculation Period, minus the Aggregate Excess Concentration Amount as of such last day; and

(3) At any time while Bowater’s unsecured senior debt is rated both “BB+” or less by S&P and “Ba1” or less by Moody’s, the ratio (expressed as a percentage) computed as of the last day of the most recent Calculation Period by dividing (a) the sum of (i) Credit Sales for such Calculation Period, plus (ii) Credit Sales for the immediately preceding Calculation Period plus (iii) Credit Sales for the second (2nd) immediately preceding Calculation Period plus (iv) 76% of Credit Sales for the third (3rd) immediately preceding Calculation Period, by (b) an amount equal to the Aggregate Unpaid Balance as of the last day of the most recent Calculation Period, minus the Aggregate Excess Concentration Amount as of such last day.

“Scheduled Commitment Termination Date” means December 15, 2005, as extended from time to time by mutual agreement of the parties hereto.

1.2. Section 1.1 of the Existing Agreement is hereby amended to add the following new terms in the appropriate alphabetical order:

“Prox Receivable” means a Receivable for which the applicable invoice has “prox terms”, i.e., requires payment to be made by a specified numerical day in the month following the date on which such invoice is issued.

“Prox Rules” means that the terms of any Receivable shall be a number of days determined as follows: (a) for any Prox Receivable, the sum of (i) the numerical day of the month on which such Receivable becomes due and payable, plus (ii) 15 days, and (b) for any other Receivable, the actual number of days after the invoice date until such Receivable becomes due.

2. Representations. In order to induce the Agents and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agents and the Lenders that no Significant Event or Unmatured Significant Event exists and is continuing as of the date hereof.

3. Effectiveness. This Amendment shall become effective as of the date first above written and binding upon the parties hereto and their respective successors and assigns when (a) counterparts hereof shall have been executed and delivered to the Administrative Agent by each of the parties hereto, (b) counterparts of an amended and restated Co-Agents’ Fee Letter shall have been executed and delivered to the Administrative Agent by each of the parties to the Co-Agents’ Fee Letter, (c) each of the Conduit Lenders shall have received an extension of its Liquidity Agreement through the Liquidity Termination Date as amended hereby, and (d) each of the Co-Agents receives, in immediately available funds, a fully-earned and non-refundable extension fee in the amount set forth in the amended and restated Co-Agents’ Fee Letter.

4. Ratification. Except as expressly amended above, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BOWATER FUNDING INC., AS BORROWER

By:	/s/ William G. Harvey
Name:	William G. Harvey
Title:	Vice President and Treasurer

BOWATER INCORPORATED, AS INITIAL SERVICER

By:	/s/ William G. Harvey
Name:	William G. Harvey
Title:	Vice President and Treasurer

BLUE RIDGE ASSET FUNDING CORPORATION, AS A CONDUIT LENDER

BY:	WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, AS A COMMITTED LENDER AND AS BLUE RIDGE AGENT

By:	/s/ Rodney K. Saunders
Name:	Rodney K. Saunders
Title:	Director

THREE PILLARS FUNDING LLC (F/K/A THREE PILLARS FUNDING CORPORATION), AS A CONDUIT LENDER

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President